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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Greyhound Financial Corporation on Form S-3 of our report dated March 4, 1994, appearing in the Annual Report on Form 10-K of Greyhound Financial Corporation for the year ended December 31, 1993 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE
March 24, 1994